UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

The ONE Group Hospitality, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow the Prompts To Vote Your Shares. THE ONE GROUP HOSPITALITY, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. * Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares. CONTROL NUMBER THE ONE GROUP HOSPITALITY, INC. 411 West 14th St., 2nd Floor New York, NY 10014 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on June 4, 2018 Dear Shareholder, The 2018 Annual Meeting of Shareholders of The ONE Group Hospitality, Inc. will be held at STK, 26 Little West 12th St., New York, NY 10014, on June 4, 2018, at 11:00 AM (local time). Proposals to be considered at the Annual Meeting: Election of two Class II Directors to hold office until the 2021 Annual Meeting; Proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and (1) (2) The Board of Directors recommends a vote “FOR” the nominees under Proposal 1 and “FOR” Proposals 2 and 3. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. The Proxy Materials are available for review at: http://www.togrp.com/proxy.html (3) Proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers.

The following Proxy Materials are available to you to review at: http://www.togrp.com/proxy.html – the Company’s Annual Report for the year ended December 31, 2017; – the Company’s 2018 Proxy Statement; and – any amendments to the foregoing materials that are required to be furnished to shareholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 24, 2018 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control Number. THE ONE GROUP HOSPITALITY, INC. 411 West 14th St., 2nd Floor, New York, NY 10014 Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting of Shareholders to be Held on June 4, 2018 REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791 or By e-mail at: proxy@continentalstock.com Please include the company name and your control number in the subject line.